A F F I D A V I T



STATE OF CALIFORNIA )
                         )  ss.
COUNTY OF LOS ANGELES)



    The undersigned owner of certain property situated in Beverly Hills, California, more particularly described in First American Title Insurance Company (the "Title Company") Preliminary Title Report No. 9413861-21, being duly sworn, depose and say that to the best knowledge of the undersigned:

        1. Payment for any labor, services or materials in connection with the construction or repair of any buildings or improvements on the above described premises performed within the last
            120 days has been made or will be made in the ordinary course of business.

        2. That attached hereto as Exhibit "A" is a list of the tenant leases covering the premises
            (and, except for rights disclosed of record, no tenants or parties have any right of occupancy or possession of such premises except under such leases).

        3. No advisor, agent or attorney of, nor any partner, trustee, director, officer, employee, beneficiary, shareholder or participant of or in, the undersigned shall have any personal liability directly or indirectly, under this affidavit.

    The affidavit is made for the purpose of inducing the Title Company to insure the purchase of said property, well knowing that it will do so only in complete reliance upon the truth and accuracy of the statements contained herein.


                    CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XV, an Illinois limited partnership

                    By:  JMB REALTY CORPORATION,
                         a Delaware corporation,
                         General Partner


                         By:
                              Name:  Gary M. Laughlin
                              Title: Authorized Signatory



Subscribed and sworn to before me, this ___ day of October, 1994,

                              ___________________________________